UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 27, 2021

(Date of earliest event reported)

KIMBERLY-CLARK CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-225	39-0394230
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

P.O. Box 619100, Dallas, Texas	75261-9100
(Address of principal executive offices)	(Zip Code)

(972) 281-1200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KMB	New York Stock Exchange
0.625% Notes due 2024	KMB24	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On October 27, 2021, Kimberly-Clark Corporation (the “Corporation”) entered into a supplemental indenture with The Bank of New York Mellon Trust Company, N.A., as successor trustee (the “First Trustee”), and U.S. Bank National Association, as successor trustee (the “Trustee”) (the “Eighth Supplemental Indenture”), to an Indenture, dated as of March 1, 1988, by and between the Corporation and the First Trustee (as successor in interest to The First National Bank of Chicago), as successor trustee (originally executed with Bank of America Trust and Savings Association) (as previously amended and supplemented, the “Indenture”), to appoint the Trustee as successor trustee under the Indenture in respect of all series of securities to be issued by the Corporation on or after the date thereof. The First Trustee remains the successor trustee under the Indenture for all outstanding series of securities issued prior to the date of the Eighth Supplemental Indenture.

On November 2, 2021, the Corporation issued $600,000,000 aggregate principal amount of 2.000% Notes due 2031 (the “Notes”) pursuant to its effective shelf registration statement on Form S-3 (File No. 333-229547) (the “Shelf Registration Statement”). On October 28, 2021, the Corporation entered into an Underwriting Agreement (the “Underwriting Agreement”) with BBVA Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and RBC Capital Markets, LLC, as representatives for the several underwriters named therein, for the issuance and sale by the Corporation of the Notes. The Notes were registered under the Securities Act of 1933, as amended, pursuant to the Shelf Registration Statement.

The Notes were issued under the Indenture and the Ninth Supplemental Indenture thereto, dated as of November 2, 2021, between the Corporation and the Trustee with respect to the Notes (the “Ninth Supplemental Indenture”).

The foregoing description of the Underwriting Agreement, the Notes, the Indenture, the Eighth Supplemental Indenture and the Ninth Supplemental Indenture are summaries and are qualified in their entirety by reference to such documents, which are attached as Exhibits 1.1, 4.1, 4.2, 4.3 and 4.4 to this Current Report on Form 8-K, respectively.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 1.1	Underwriting Agreement, by and among the Corporation and the representatives for the several underwriters named therein, dated as of October 28, 2021.

Exhibit 4.1	Form of 2.000% Notes due November 2, 2031.

Exhibit 4.2	First Amended and Restated Indenture dated as of March 1, 1988, between the Corporation, The Bank of New York Mellon Trust Company, N.A. (as successor in interest to The First National Bank of Chicago), as successor trustee (originally executed with Bank of America National Trust and Savings Association) and U.S. Bank National Association, as successor trustee (incorporated by reference to Exhibit No. 4.1 to the Registration Statement on Form S-3 filed on February 2, 1998 (Registration No. 333-45399)).

Exhibit 4.3	Eighth Supplemental Indenture, dated as of October 27, 2021, among the Corporation, The Bank of New York Mellon Trust Company, N.A., as successor trustee, and U.S. Bank National Association, as successor trustee.

Exhibit 4.4	Ninth Supplemental Indenture, dated as of November 2, 2021, between the Corporation and U.S. Bank National Association, as successor trustee.

Exhibit 5.1	Opinion of Gibson, Dunn & Crutcher LLP.

Exhibit 23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1 hereto).

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBERLY-CLARK CORPORATION

Date: November 2, 2021	By:	/s/ Flavio Costa
Flavio Costa
Vice President and Treasurer